SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 21, 2002 (June 21, 2002)
(Date of Report (date of earliest event reported))

PHH Corporation
(Exact name of Registrant as specified in its charter)

Commission File No. 1-7797
Maryland (State or other jurisdiction of incorporation or organization)		52-0551284 (I.R.S. Employer Identification Number)
1 Campus Drive Parsippany, New Jersey (Address of principal executive office)		07054 (Zip Code)

(973) 428-9700
(Registrant's telephone number, including area code)

Item 5. Other Events

        Except as expressly indicated or unless the context otherwise requires, "PHH", "we", "our", or "us" means PHH Corporation, a Maryland corporation, and its subsidiaries.

        On June 21, 2002, management of PHH gave a presentation at the Annual Internotes Dealer Conference. A copy of the presentation, included as Exhibit 99 to this Report on Form 8-K, is incorporated by reference herein.

Item 7. Exhibits

        See Exhibit Index.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By:	/s/ ERIC BOCK Eric Bock Executive Vice President—Law and Corporate Secretary

Date: June 21, 2002

PHH CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated June 21, 2002 (June 21, 2002)

EXHIBIT INDEX

Exhibit No.	Description
99	PHH Corporation Presentation from the Annual Internotes Dealer Conference on June 20-21, 2002.